UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

CONATUS PHARMACEUTICALS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36003	20-3183915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16745 West Bernardo Dr., Suite 200 San Diego, CA	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 376-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

Salaries and Bonuses of Executive Officers

On February 23, 2015, the Compensation Committee of the Board of Directors (the “Board”) of Conatus Pharmaceuticals Inc. (the “Company”) established the base salaries to be paid to the executive officers listed below, effective January 1, 2015, set target cash bonuses for the 2015 fiscal year for each of the executive officers listed below and approved cash bonus payments for the 2014 fiscal year to be paid to each of the executive officers listed below. On February 23, 2015, the Company promoted Alfred P. Spada, Ph.D. to Executive Vice President, Research and Development and Chief Scientific Officer, effective immediately. Dr. Spada previously served as Senior Vice President, Research and Development since July 2005 and as Chief Scientific Officer since April 2012.

The new base salaries, 2015 target cash bonus payments and 2014 actual cash bonus payments are as follows:

Name	Title	2015 Base Salary	2015 Target Cash Bonus	2014 Actual Cash Bonus
Steven J. Mento, Ph.D.	President and Chief Executive Officer	$473,800	$236,900	$115,000

Alfred P. Spada, Ph.D.	Executive Vice President, Research and Development and Chief Scientific Officer	$373,602	$149,441	$68,372

Gary C. Burgess, M.B., Ch.B. M.Med.	Senior Vice President, Clinical Research and Chief Medical Officer	$308,421	$107,947	$43,179

Charles J. Cashion	Senior Vice President, Finance, Chief Financial Officer and Secretary	$302,644	$105,925	$61,704

Amendment and Restatement of Annual Incentive Plan

Also on February 23, 2015, the Compensation Committee approved an amendment and restatement of the Company’s Annual Incentive Plan (the “Amended Incentive Plan”), pursuant to which a target bonus percentage for individuals holding the title of Executive Vice President was set at 40% of base salary and the weighting of the cash bonus payments for individuals holding a title of Executive Vice President was set at 80% corporate performance goals and 20% individual performance objectives.

A complete copy of the Amended Incentive Plan will be filed by the Company with its Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission for the quarter ending March 31, 2015. The above summary of the Amended Incentive Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015	CONATUS PHARMACEUTICALS INC.

	By:	/s/ Charles J. Cashion
	Name:	Charles J. Cashion
	Title:	Senior Vice President, Finance, Chief Financial Officer and Secretary